UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 19, 2018

DIGITAL TURBINE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35958	22-2267658
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Nueces Street, Austin, TX 78701
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	512 387 7717

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Presented below are the voting results for the proposals (described in detail in the Definitive Proxy Statement of Digital Turbine, Inc. filed with the Securities and Exchange Commission on July 30, 2018, the relevant portions of which are incorporated herein by reference) submitted to our stockholders at the Annual Meeting of Stockholders of Digital Turbine, Inc. (the "Company" or "our") held on September 19, 2018 (the "Annual Meeting").

At of the close of business on July 25, 2018, the record date for the Annual Meeting, a total of 76,391,381 shares of our common stock and 100,000 shares of our Series A preferred stock (the "Preferred Stock") were outstanding. The Preferred Stock is convertible into 20,000 shares of common stock and is entitled to vote together with the common stock as a single class (on an as-converted to common stock basis) on any matters submitted to the holders of the Company's common stock.

At the Annual Meeting, stockholders representing 64,489,305 shares or 84.24% of the common stock were present in person or by proxy, and therefore, a quorum was present for the purposes of the Annual Meeting.

Proposal 1

The following nominees were elected by a plurality of the shares present in person or represented by proxy at the Annual Meeting to serve until our 2019 annual meeting of stockholders with the following vote:

Nominee	For	Withheld

Robert Deutschman	31,135,166	1,155,007
Roy H. Chestnutt	31,136,988	1,153,185
Mohan Gyani	31,007,912	1,282,261
Jeffrey Karish	31,102,335	1,187,838
Christopher Rogers	31,136,987	1,153,186
Paul Schaeffer	31,135,035	1,155,138
William G. Stone III	31,133,823	1,156,350

Proposal 2	The non-binding advisory resolution approving the compensation of the Company's named executive officers, commonly referred to as "say-on-pay", was approved with the following vote:

For	Against	Abstain	Broker Non-votes
30,507,618	1,656,451	126,104	32,199,132

Proposal 3:	The appointment of SingerLewak LLP as the Company's independent registered public accounting firm for fiscal year ending March 31, 2019, was ratified with the following vote:

For	Against	Abstain	Broker Non-votes
63,034,911	1,383,963	70,431	-

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 19, 2018	Digital Turbine, Inc.

/s/ Barrett Garrison
	By:	Barrett Garrison
	Its:	Executive Vice President, Chief Financial Officer

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